                                                               EXHIBIT 99.1



    Series 1997-2 Monthly Certificateholders' Statement for the period from
                  September 1, 1997 through September 30, 1997

                      MONTHLY CERTIFICATEHOLDER'S STATEMENT
                       PROFFITT'S CREDIT CARD MASTER TRUST
                                  SERIES 1997-2


Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 [as amended or supplemented, the "Pooling and Servicing Agreement"], as supplemented by Series 1997-2 Supplement, dated as of August 21, 1987 [the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement"] each between Proffitt's Credit Corporation as Transferor, and Proffitt's, Inc. as Servicer, and Norwest Bank National Association as Trustee, the Servicer is required to prepare certain Information each month regarding distributions to Certificateholders and the performance of the Trust. The Information with respect to the Series 1987-7 Certificates is set forth below:





         DATE OF THE CERTIFICATE                            OCTOBER 10, 1997
         MONTHLY PERIOD ENDING:                           SEPTEMBER 30, 1997
         DETERMINATION DATE                                 OCTOBER 10, 1997
         DISTRIBUTION DATE                                  OCTOBER 15, 1997

<Caption
------------------------------------------------------------------------------------------------------------------------------------
                                                              GENERAL
------------------------------------------------------------------------------------------------------------------------------------
  201    Amortization Period                                                                                      No          201
  202    Early Amortization Period                                                                                No          202
  203    Class A Investor Amount paid in full                                                                     No          203
  204    Class B Investor Amount paid in full                                                                     No          204
  205    Collateral Indebtedness Amount paid in full                                                              No          205
  206    Proffitt's Inc. is the Servicer                                                                         Yes          206

------------------------------------------------------------------------------------------------------------------------------------
                                                          INVESTOR AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           as of the end of
                                                                 of the end of prior                         the relevant
                                                                    Monthly Period                          Monthly Period
                                                                 -------------------                       ---------------
  207    Series 1997-2 Investor Amount                               $ 235,300,000           207(a)         $ 235,300,000     207(b)
  208       Class A Investor Amount                                  $ 180,000,000           208(a)         $ 180,000,000     208(b)
  209       Class B Investor Amount                                  $  20,000,000           209(a)         $  20,000,000     209(b)
  210       Collateral Indebtedness Amount                           $  21,000,000           210(a)         $  21,000,000     210(b)
  211       Class D Investor Amount                                  $  14,300,000           211(a)         $  14,300,000     211(b)

  212    Series 1997-2 Adjusted Investor Amount                      $ 235,300,000           212(a)         $ 235,300,000     212(b)
  213       Class A Adjusted Investor Amount                         $ 180,000,000           213(a)         $ 180,000,000     213(b)
  214          Principal Account Balance                             $           -           214(a)         $           -     214(b)
  215       Class B Adjusted Investor Amount                         $  20,000,000           215(a)         $  20,000,000     215(b)

  216       Class A Certificate Rate                                                                                 6.50%    216
  217       Class B Certificate Rate                                                                                 6.69%    217
  218       Collateral Indebtedness Interest                                                                      6.25625%    218
  219       Class D Certificate Rate                                                                                 6.50%    219
  220    Weighted average interest rate for Series 1997-2                                                            6.49%    220



                                                                                                         as of the end of
                                                                as of the end of prior                     the relevant
                                                                    Monthly Period                       Monthly Period
                                                                ----------------------                  -----------------
  221    Series 1997-2 Investor Percentage with respect
          to Finance Charge Receivables                                 85.43%               221(a)            82.34%         221(b)
  222       Class A                                                     65.35%               222(a)            62.99%         222(b)
  223       Class B                                                      7.26%               223(a)             7.00%         223(b)
  224       Collateral Indebtedness Amount                               7.62%               224(a)             7.35%         224(b)
  225       Class D                                                      5.19%               225(a)             5.00%         225(b)

  226    Series 1997-2 Investor Percentage with respect
          to Principal Receivables                                      85.43%               226(a)            82.34%         226(b)
  227       Class A                                                     65.35%               227(a)            62.99%         227(b)
  228       Class B                                                      7.26%               228(a)             7.00%         228(b)
  229       Collateral Indebtedness Amount                               7.62%               229(a)             7.35%         229(b)
  230       Class D                                                      5.19%               230(a)             5.00%         230(b)

  231    Series 1997-2 Investor Percentage with respect
          to Allocable Amounts                                          85.43%               231(a)            82.34%         231(b)
  232       Class A                                                     65.35%               232(a)            62.99%         232(b)
  233       Class B                                                      7.26%               233(a)             7.00%         233(b)
  234       Collateral Indebtedness Amount                               7.62%               234(a)             7.35%         234(b)
  235       Class D                                                      5.19%               235(a)             5.00%         235(b)


------------------------------------------------------------------------------------------------------------------------------------
                                              COLLECTIONS ALLOCATED TO SERIES 1997-2
------------------------------------------------------------------------------------------------------------------------------------
  236    Series allocation of collections of
          Principal Receivables                                                 $ 45,907,431           236
  237       Class A                                                             $ 35,118,307           237
  238       Class B                                                             $  3,902,034           238
  239       Collateral Indebtedness Amount                                      $  4,097,136           239
  240       Class D                                                             $  2,789,954           240

  241    Series allocation of collections of
          Finance Charge Receivables                                            $  3,830,064           241
  242       Class A                                                             $  2,929,925           242
  243       Class B                                                             $    325,547           243
  244       Collateral Indebtedness Amount                                      $    341,825           244
  245       Class D                                                             $    232,766           245

         Available Funds
         ---------------
  246       Class A Available Funds                                             $  2,929,925           246
  247          The amount to be withdrawn from the Reserve Account to be
                  included in Class A available funds                           $          -           247
  248          Principal Investment Proceeds to be included in Class A
                  Available Funds                                               $          -           248
  249          The amount of investment earnings on amounts held in the
                  Reserve Account to be included in Class A available funds     $          -           249

  250       Class B Available Funds                                             $    325,547           250
  251          The amount to be withdrawn from the Reserve Account to be
                  included in Class B available funds                           $          -           251
  252          Principal Investment Proceeds to be included in Class B
                  Available Funds                                               $          -           252
  253          The amount of investment earnings on amounts held in the
                  Reserve Account to be included in Class B available funds     $          -           253

  254    Collateral Available Funds                                             $    341,825           254

  255    Class D Available Funds                                                $    232,766           255

------------------------------------------------------------------------------------------------------------------------------------
                                                    APPLICATION OF COLLECTIONS
------------------------------------------------------------------------------------------------------------------------------------
         Class A
         -------
  256    Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
                  Distribution date                                             $    975,000           256
  257    If Proffitt's Inc. is no longer the Servicer, an amount equal to
                  Class A Servicing fee for the related Distribution Date       $          -           257
  258    Class A Allocable Amount                                               $    530,629           258
  259    An amount to be included in the Excess Spread                          $  1,424,296           259

         Class B
         -------
  260    Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but
                  not paid plus any additional interest with respect to
                  interest amounts that were due but not paid on a prior
                  Distribution date                                             $    111,500           260
  261    If Proffitt's Inc. is no longer the Servicer, an amount equal to
                  Class B Servicing fee for the related Distribution Date       $          -           261
  262    An amount to be included in the Excess Spread                          $    214,047           262

         Collateral
         ----------
  263    If Proffitt's Inc. is no longer the Servicer, an amount equal
                  to Collateral Servicing fee for the related Distribution Date $          -           263
  264    An amount to be included in the Excess Spread                          $    341,825           264

         Class D
         -------
  265    If Proffitt's Inc. is no longer the Servicer, an amount equal to
                  Class D Servicing fee for the related Distribution Date       $          -           265
  266    An amount to be included in the Excess Spread                          $    232,766           266
  267    Available Excess Spread                                                $  2,212,934           267
  268    Available Shared Excess Finance Charge Collections                     $          -           268

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
  269    Class A Required Amount is to be used to fund any deficiency in
                  line256, line257 and line258                                  $          -           269
  270    The aggregate amount of Class A Investor Charge Offs which have not
                  been previously reimbursed                                    $          -           270
  271    Class B Required Amount to the extent attributable to line260,
                  and line261                                                   $          -           271
  272    Class B Allocable Amount                                               $     58,959           272
  273    Any remaining portion of the Class B Required Amount                   $          -           273
  274    An amount equal to any unreimbursed reductions of the Class B
                  Investor Amount, if any, due to: (i) Class B Investor Charge
                  Offs; (ii) Reallocated Principal Collections; (iii) realations of the Class B Investor Amount to the
                  Class A Investor Amount                                       $          -           274
  275    Collateral Monthly Interest for the related Distribution Date plus Collateral Monthly Interest previously due but not
                  paid to the Collateral Indebtedness Holder plus Collateral
                  Additional Interest                                           $    109,484           275
  276    Class A Servicing Fee plus Class B Servicing Fee plus Collateral
                  Servicing Fee due for the relevant Monthly Period and not
                  paid above                                                    $    368,333           276
  277    Class A Servicing Fee plus Class B Servicing Fee plus Collateral
                  Servicing Fee due but not distributed to the Servicer for
                  prior Monthly Periods                                         $          -           277
  278    Collateral Allocable Amount                                            $     61,907           278
  279    Any unreimbursed reductions of the Collateral Indebtedness
                  Amount (CIA), if any, due to: (i) CIA Charge Offs; (ii)
                  Reallocated Principal Collections; (iii) reallocations of the
                  CIA to the Class A or Class B Investor Amount                 $          -           279
  280    The excess, if any, of the Required Cash Collateral Amount over the
                  Available Collateral Amount                                   $          -           280
  281    An amount equal to Class D Monthly Interest due but not paid to the
                  Class D Certificateholders plus Class D Additional Interest   $     77,458           281
  282    Class D Servicing Fee due for the relevant Monthly Period and
                  not paid above                                                $     23,833           282
  283    Class D Servicing Fee due but not distributed to the Servicer for
                  prior Monthly Periods                                         $          -           283
  284    Class D Allocable Amount                                               $     42,156           284
  285    Any unreimbursed reductions of the Class D Investor Amount, if any, due to: (i) Class D Investor Charge Offs; (ii) Reallocated
                  Principal Collections; (iii) reallocations of the Class D
                  Investor Amount to the Class A or Class B Investor Amount
                  or CIA                                                        $          -           285
  286    Aggregate amount of any other amounts due to the Collateral
                  Indebtedness Holder pursuant to the Loan Agreement            $          -           286
  287    Excess, if any, of the Required Reserve Account Amount over
                  the amount on deposit in the Reserve Account                  $          -           287
  288    Shared Excess Finance Charge Collections                               $  1,470,804           288

-----------------------------------------------------------------------------------------------------------------------------------
                       DETERMINATION OF MONTHLY PRINCIPAL
-----------------------------------------------------------------------------------------------------------------------------------
  289    Class A Monthly Principal (the least of line#290, line#291
                  and line#208)                                                 $          -           289
  290       Available Principal Collections held in the Collection Account      $ 45,907,431           290
  291       Class A Accumulation Amount                                         $          -           291

  292    Class B Monthly Principal (the least of line#293, line#294 and
                  line#209) (dstributable only after payout of Class A)         $          -           292
  293       Available Principal Collections held in the Collection
                  Account less portion of such Collections applied to
                  Class A Monthly Principal                                     $ 45,907,431           293
  294       Class B Accumulation Amount                                         $          -           294

  295    Collateral Monthly Principal (prior to payout of Class B) (the least
                  of line#296 and line#297)                                     $          -           295
  296       Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A and
                  Class B Monthly Principal                                     $ 45,907,431           296
  297       Enhancement Surplus                                                 $          -           297

  298    Class D Monthly Principal                                              $          -           298
  299       Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A, Class
                  B or collateral Monthly Principal                             $ 45,907,431           299

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
<Caption
-----------------------------------------------------------------------------------------------------------------------------------
                                                   AVAILABLE ENHANCEMENT AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
  300    Available Enhancement Amount                                           $ 35,300,000           300
  301       Amount on Deposit in the Cash Collateral Account                    $          -           301

-----------------------------------------------------------------------------------------------------------------------------------
                                                 REALLOCATED PRINCIPAL COLLECTIONS
-----------------------------------------------------------------------------------------------------------------------------------
  302    Reallocated Principal Collections                                      $          -           302
  303       Class D Principal Collections (to the extent needed to
                  fund Required Amounts)                                        $          -           303
  304       Collateral Principal Collections (to the extent needed to
                  fund Required Amounts)                                        $          -           304
  305       Class B Principal Collections (to the extent needed to
                  fund Required Amounts)                                        $          -           305

-----------------------------------------------------------------------------------------------------------------------------------
                                INVESTOR DEFAULT AMOUNTS, ADJUSTMENT AMOUNTS, AND ALLOCABLE AMOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                          %                        Amount
                                                        ------                  ------------
  306    Series 1997-2 Default Amount                   85.43%        306(a)    $    693,651           306(b)
  307    Class A Investor Default Amount                65.35%        307(a)    $    530,629           307(b)
  308    Class B Investor Default Amount                 7.26%        308(a)    $     58,959           308(b)
  309    Collateral Default Amount                       7.62%        309(a)    $     61,907           309(b)
  310    Class D Investor Default Amount                 5.19%        310(a)    $     42,156           310(b)

  311    Series 1997-2 Adjustment Amount                                        $          -           311
  312    Class A Adjustment Amount                                              $          -           312
  313    Class B Adjustment Amount                                              $          -           313
  314    Collateral Adjustment Amount                                           $          -           314
  315    Class D Adjustment Amount                                              $          -           315

  316    Series 1997-2 Allocable Amount                                         $    693,651           316
  317       Class A Allocable Amount                                            $    530,629           317
  318       Class B Allocable Amount                                            $     58,959           318
  319       Collateral Allocable Amount                                         $     61,907           319
  320       Class D Allocable Amount                                            $     42,156           320

-----------------------------------------------------------------------------------------------------------------------------------
                                                         REQUIRED AMOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
  321    Class A Required Amount                                                $          -           321
  322       Class A Monthly Interest for current Distribution Date              $    975,000           322
  323       Class A Monthly Interest previously due but not paid                $          -           323
  324       Class A Additional Interest for prior Monthly Period or
                  previously due but not paid                                   $          -           324
  325       Class A Servicing Fee (if Proffitt's is no longer the Servicer)     $          -           325

  326    Class B Required Amount                                                $          -           326
  327       Class B Monthly Interest for current Distribution Date              $    111,500           327
  328       Class B Monthly Interest previously due but not paid                $          -           328
  329       Class B Additional Interest for prior Monthly Period or
                  previously due but not paid                                   $          -           329
  330       Class B Servicing Fee (if Proffitt's is no longer the Servicer)     $          -           330
  331      Excess of Class B Allocable Amount over funds available to
                  make payments                                                 $          -           331

  332    Collateral Required Amount                                             $          -           332
  333       Collateral Monthly Interest for current Distribution Date           $    109,484           333
  334       Collateral Monthly Interest previously due but not paid             $          -           334
  335       Collateral Additional Interest for prior Monthly Period
                  or previously due but not paid                                $          -           335
  336       Collateral Servicing Fee (if Proffitt's is no longer the Servicer)  $          -           336
  337      Excess of Collateral Allocable Amount over funds available
                  to make payments                                              $          -           337

-----------------------------------------------------------------------------------------------------------------------------------
                                                   REDUCTION OF INVESTOR AMOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
         Class A
         -------
  338    Class A Investor Amount reduction                                      $          -           338
  339       Class A Investor Charge Off                                         $          -           339
  340       Reductions of the Class A Investor Amount                           $          -           340
         Class B
         -------
  341    Class B Investor Amount reduction                                      $          -           341

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
  342       Class B Investor Charge Off                                         $          -           342
  343       Reductions of the Class B Investor Amount                           $          -           343
  344       Reallocated Principal Collections applied to Class A                $          -           344
         Collateral
         ----------
  345    Collateral Indebtedness Amount reduction                               $          -           345
  346       Collateral Indebtedness Amount Charge Off                           $          -           346
  347       Reductions of the Collateral Indebtedness Amount                    $          -           347
  348       Reallocated Principal Collections applied to Class B                $          -           348
         Class D
         -------
  349    Class D Investor Amount reduction                                      $          -           349
  350       Class D Investor Charge Off                                         $          -           350
  351       Reductions of the Class D Investor Amount                           $          -           351
  352       Reallocated Principal Collections applied to Collateral
                  Indebtedness Amount                                           $          -           352

-----------------------------------------------------------------------------------------------------------------------------------
                                                           SERVICING FEE
-----------------------------------------------------------------------------------------------------------------------------------

  353    Series 1997-2 Servicing Fee                                            $    392,167           353
  354       Class A Servicing Fee                                               $    300,000           354
  355       Class B Servicing Fee                                               $     33,333           355
  356       Collateral Servicing Fee                                            $     35,000           356
  357       Class D Servicing Fee                                               $     23,833           357


         IN WITNESS WHEREOF, THE UNDERSIGNED HAS DULY EXECUTED AND DELIVERED THIS CERTIFICATE THIS 10TH DAY OF OCTOBER, 1997

         PROFFITT'S INC.,
         AS SERVICER

         BY /s/ James S. Scully
           -------------------------------------------
         NAME:  JAMES S. SCULLY
         TITLE: VICE PRESIDENT AND TREASURER


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